EXHIBIT 32

                  WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                        FURNISHED PURSUANT TO SECTION 906
           OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)
                      AND FOR THE PURPOSE OF COMPLYING WITH
                        RULE 13a-14(b) OF THE SECURITIES
                              EXCHANGE ACT OF 1934.

In connection with the Annual Report of Commonwealth Income & Growth Fund I (the "Company") on Form 10-K for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Executive Officer and the Chief Financial Officer of the Company respectively, each hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to such officer's knowledge, that: (a) the Annual Report on Form 10-K of the Company for the year ended December 31, 2004 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           ---------------------------------
                                           George S. Springsteen
                                           Chief Executive Officer
                                           March 30, 2005


                                           ---------------------------------
                                           Kimberly A. Springsteen
                                           Chief Financial Officer
                                           March 30, 2005

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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